MAA	November 4, 2010	Supplemental Data S-1

COMMUNITY STATISTICS Dollars in thousands except Average Effective Rent

					Average Effective
	As of September 30, 2010				Rent for the
			Percent to		Three Months
		Gross	Total of	Physical	Ended
	Units	Real Assets	Gross Assets	Occupancy	Sep 30, 2010

Dallas, TX	4,443	$281,972	9.3%	96.0%	$645.86
Houston, TX	3,503	$252,429	8.3%	95.7%	$779.67
Jacksonville, FL	3,471	$205,525	6.8%	97.1%	$743.04
Atlanta, GA	3,253	$255,041	8.4%	96.7%	$749.55
Austin, TX	2,255	$161,996	5.3%	97.7%	$776.02
Nashville, TN	2,191	$163,342	5.4%	96.2%	$702.41
Tampa, FL	1,782	$125,609	4.2%	96.5%	$855.60
Raleigh/Durham, NC	1,341	$124,017	4.1%	96.9%	$770.66
Phoenix, AZ	1,024	$116,649	3.9%	94.2%	$722.27
South Florida	480	$54,254	1.8%	96.3%	$1,259.86
Orlando, FL	288	$15,109	0.5%	96.9%	$726.33
Large Markets	24,031	$1,755,943	58.0%	96.4%	$749.81

Memphis, TN	3,581	$194,376	6.4%	96.5%	$686.43
Columbus, GA	1,509	$80,002	2.6%	97.9%	$689.34
Greenville, SC	1,396	$72,425	2.4%	95.5%	$594.63
Jackson, MS	1,241	$61,999	2.0%	95.2%	$713.13
Lexington, KY	924	$61,738	2.0%	97.3%	$702.26
Little Rock, AR	808	$44,578	1.5%	96.9%	$679.28
Savannah, GA	526	$44,881	1.5%	97.0%	$807.70
San Antonio, TX	400	$30,069	1.0%	96.8%	$859.06
All Other Secondary	10,616	$593,415	19.6%	96.3%	$691.36
Secondary Markets	21,001	$1,183,483	39.0%	96.4%	$691.36

Subtotal	45,032	$2,939,426	97.0%	96.4%	$722.55

Development and Lease-up Properties	809	$89,713	3.0%	59.2%	$998.02

Total Portfolio	45,841	$3,029,139	100.0%	95.8%	$727.41

NUMBER OF APARTMENT UNITS

	2010			2009
	Sept 30	Jun 30	Mar 31	Dec 31	Sept 30

100% Owned Properties	44,130	43,063	42,206	42,684	41,767
Properties in Joint Ventures	1,711	1,399	1,399	920	920
Total Portfolio	45,841	44,462	43,605	43,604	42,687

MAA	November 4, 2010	Supplemental Data S-2

SAME STORE WITH BULK CABLE NETTED IN REVENUES

Dollars in thousands	Three Months Ended September 30,			Nine Months Ended September 30,
			Percent			Percent
	2010	2009	Change	2010	2009	Change
Revenues
Operating	$86,789	$87,280	-0.6%	$259,851	$262,421	-1.0%
Straight-line adjustment (1)	(455)	(14)		(1,318)	99
Total Same Store	$86,334	$87,266	-1.1%	$258,533	$262,520	-1.5%

Expense	$37,206	$38,156	-2.5%	$109,304	$109,844	-0.5%

NOI
Operating	$49,583	$49,124	0.9%	$150,547	$152,577	-1.3%
Straight-line adjustment (1)	(455)	(14)		(1,318)	99
Total Same Store	$49,128	$49,110	0.0%	$149,229	$152,676	-2.3%

	Percent Change from Prior Year				Percent Change from Prior Quarter
	1Q10	2Q10	3Q10	YTD	1Q10	2Q10	3Q10
Revenues
Operating	-1.6%	-0.8%	-0.6%	-1.0%	0.9%	1.6%	-0.5%
Total Same Store	-1.8%	-1.7%	-1.1%	-1.5%	0.4%	0.5%	0.0%
Expense	0.6%	0.5%	-2.5%	-0.5%	0.8%	1.0%	2.7%
NOI
Operating	-3.1%	-1.8%	0.9%	-1.3%	0.9%	1.9%	-2.7%
Total Same Store	-3.5%	-3.2%	0.0%	-2.3%	0.2%	0.1%	-1.9%

(1) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

SAME STORE

Dollars in thousands	Three Months Ended September 30,			Nine Months Ended September 30,
			Percent			Percent
	2010	2009	Change	2010	2009	Change
Revenues
Operating	$89,067	$87,698	1.6%	$265,547	$263,004	1.0%
Straight-line adjustment (2)	(455)	(14)		(1,318)	99
Total Same Store	$88,612	$87,684	1.1%	$264,229	$263,103	0.4%

Expense	$39,484	$38,574	2.4%	$115,000	$110,427	4.1%

NOI
Operating	$49,583	$49,124	0.9%	$150,547	$152,577	-1.3%
Straight-line adjustment (2)	(455)	(14)		(1,318)	99
Total Same Store	$49,128	$49,110	0.0%	$149,229	$152,676	-2.3%

	Percent Change from Prior Year				Percent Change from Prior Quarter
	1Q10	2Q10	3Q10	YTD	1Q10	2Q10	3Q10
Revenues
Operating	0.1%	1.3%	1.6%	1.0%	1.4%	2.0%	-0.1%
Total Same Store	-0.2%	0.4%	1.1%	0.4%	1.0%	1.0%	0.4%
Expense	4.6%	5.6%	2.4%	4.1%	2.1%	2.2%	3.5%
NOI
Operating	-3.1%	-1.8%	0.9%	-1.3%	0.9%	1.9%	-2.7%
Total Same Store	-3.5%	-3.2%	0.0%	-2.3%	0.2%	0.1%	-1.9%

(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

MAA	November 4, 2010	Supplemental Data S-3

SAME STORE WITH BULK CABLE NETTED IN REVENUES Dollars in thousands except Effective Rent
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS  As of September 30, 2010 unless otherwise noted

		Three Months Ended September 30, 2010
					Average		Quarterly	Twelve
					Effective	Physical	Economic	Month
	Units	Revenue	Expense	NOI	Rent	Occupancy	Occupancy (1)	Turn Rate
Large Markets
Dallas, TX	3,184	$6,846	$3,189	$3,657	$663.10	96.3%	94.0%	51.3%
Jacksonville, FL	2,947	$6,955	$2,805	$4,150	$749.04	96.9%	94.2%	52.7%
Atlanta, GA	2,943	$6,910	$3,044	$3,866	$739.99	97.0%	93.3%	55.4%
Houston, TX	2,646	$6,290	$2,869	$3,421	$762.06	95.5%	92.0%	63.8%
Nashville, TN	1,855	$4,506	$1,801	$2,705	$747.60	96.7%	95.3%	52.7%
Austin, TX	1,776	$4,214	$1,949	$2,265	$722.24	98.0%	96.0%	57.3%
Tampa, FL	1,120	$2,946	$1,221	$1,725	$817.22	96.5%	94.2%	43.9%
Raleigh/Durham, NC	834	$2,002	$690	$1,312	$777.76	97.0%	92.6%	46.6%
South Florida	480	$1,885	$663	$1,222	$1,259.86	96.3%	92.8%	46.3%
Phoenix, AZ	480	$961	$615	$346	$679.16	91.7%	82.6%	59.4%
Orlando, FL	288	$624	$266	$358	$726.33	96.9%	87.7%	46.5%
Subtotal	18,553	$44,139	$19,112	$25,027	$748.46	96.5%	93.5%	54.0%

Secondary Markets
Memphis, TN	3,210	$6,776	$3,101	$3,675	$687.05	96.6%	94.2%	52.6%
Columbus, GA	1,509	$3,279	$1,271	$2,008	$689.34	97.9%	93.0%	72.1%
Jackson, MS	1,241	$2,741	$1,080	$1,661	$713.13	95.2%	94.1%	60.2%
Greenville, SC	1,140	$2,036	$889	$1,147	$561.78	96.2%	92.0%	56.7%
Lexington, KY	924	$2,082	$855	$1,227	$702.26	97.3%	96.2%	56.1%
Little Rock, AR	808	$1,738	$703	$1,035	$679.28	96.9%	95.8%	48.3%
Savannah, GA	526	$1,388	$513	$875	$807.70	97.0%	95.8%	60.1%
All Other Secondary	10,322	$22,610	$9,682	$12,928	$690.12	96.2%	93.7%	59.2%
Subtotal	19,680	$42,650	$18,094	$24,556	$686.84	96.4%	93.9%	58.5%
Operating Same Store	38,233	$86,789	$37,206	$49,583	$716.75	96.5%	93.7%	56.3%

Revenue Straight-line Adjustment (2)		$(455)		$(455)
Total Same Store		$86,334		$49,128

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM THREE MONTHS ENDED JUNE 30, 2010 (PRIOR QUARTER) AND THREE MONTHS ENDED SEPTEMBER 30, 2009 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Effective Rent
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Large Markets
Dallas, TX	-1.5%	-2.1%	4.8%	-3.0%	-6.3%	-1.3%	0.8%	0.3%	-0.2%	-2.9%
Jacksonville, FL	0.3%	-1.1%	-0.2%	-3.5%	0.6%	0.6%	0.4%	0.2%	0.4%	-3.3%
Atlanta, GA	-0.4%	0.8%	2.5%	-3.1%	-2.6%	4.1%	1.1%	0.5%	-0.3%	-3.2%
Houston, TX	-0.7%	-2.0%	5.9%	-4.4%	-5.7%	0.1%	-0.1%	1.1%	-0.1%	-4.2%
Nashville, TN	1.0%	-0.4%	0.6%	-2.2%	1.3%	0.9%	-0.4%	1.7%	0.6%	-2.6%
Austin, TX	0.0%	0.1%	3.1%	-3.0%	-2.5%	3.0%	2.2%	2.3%	0.1%	-2.8%
Tampa, FL	-2.2%	-1.1%	2.2%	-2.1%	-5.1%	-0.5%	-1.3%	-0.5%	0.8%	-1.8%
Raleigh/Durham, NC	-0.4%	-3.1%	-1.6%	-4.2%	0.2%	-2.5%	0.8%	2.2%	0.2%	-2.3%
South Florida	-1.8%	0.9%	-0.2%	-9.4%	-2.7%	7.5%	-1.6%	-0.2%	1.0%	0.6%
Phoenix, AZ	-0.3%	-1.8%	13.5%	11.4%	-17.8%	-19.0%	1.1%	-2.3%	-0.1%	-2.8%
Orlando, FL	0.5%	-2.2%	6.8%	-4.7%	-3.8%	-0.3%	-0.7%	-0.7%	4.0%	-1.1%
Subtotal	-0.5%	-1.0%	3.0%	-3.1%	-3.0%	0.7%	0.4%	0.7%	0.2%	-2.9%

Secondary Markets
Memphis, TN	0.1%	0.8%	-0.7%	-2.5%	0.8%	3.7%	-0.1%	-0.1%	1.0%	0.2%
Columbus, GA	-1.3%	-3.0%	-3.3%	-9.4%	0.0%	1.5%	0.7%	2.3%	-0.1%	-2.7%
Jackson, MS	1.9%	1.0%	4.4%	8.5%	0.2%	-3.4%	0.2%	-2.6%	1.0%	0.9%
Greenville, SC	-1.0%	-0.2%	3.0%	-4.4%	-3.8%	3.4%	1.1%	1.8%	-0.1%	-1.5%
Lexington, KY	-0.2%	2.1%	5.6%	-0.2%	-3.9%	3.6%	1.1%	1.7%	0.3%	-0.6%
Little Rock, AR	1.7%	1.2%	4.0%	2.8%	0.2%	0.1%	1.5%	-0.7%	1.9%	1.5%
Savannah, GA	-1.6%	-3.1%	-2.7%	-5.7%	-1.2%	-1.6%	-0.7%	-2.6%	-0.2%	-3.8%
All Other Secondary	-0.8%	-0.2%	3.9%	-1.6%	-4.0%	0.8%	-0.5%	0.2%	0.7%	-1.0%
Subtotal	-0.4%	-0.2%	2.4%	-1.9%	-2.4%	1.1%	-0.1%	0.2%	0.6%	-0.8%
Operating Same Store	-0.5%	-0.6%	2.7%	-2.5%	-2.7%	0.9%	0.2%	0.5%	0.4%	-1.9%

Including revenue straight-line adjustment:
Total Same Store	0.0%	-1.1%			-1.9%	0.0%

MAA	November 4, 2010	Supplemental Data S-4

SAME STORE Dollars in thousands except Effective Rent
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS  As of September 30, 2010 unless otherwise noted

		Three Months Ended September 30, 2010
					Average		Quarterly	Twelve
					Effective	Physical	Economic	Month
	Units	Revenue	Expense	NOI	Rent	Occupancy	Occupancy (1)	Turn Rate
Large Markets
Dallas, TX	3,184	$7,020	$3,363	$3,657	$663.10	96.3%	94.0%	51.3%
Jacksonville, FL	2,947	$6,955	$2,805	$4,150	$749.04	96.9%	94.2%	52.7%
Atlanta, GA	2,943	$7,128	$3,262	$3,866	$739.99	97.0%	93.3%	55.4%
Houston, TX	2,646	$6,499	$3,078	$3,421	$762.06	95.5%	92.0%	63.8%
Nashville, TN	1,855	$4,647	$1,942	$2,705	$747.60	96.7%	95.3%	52.7%
Austin, TX	1,776	$4,330	$2,065	$2,265	$722.24	98.0%	96.0%	57.3%
Tampa, FL	1,120	$3,023	$1,298	$1,725	$817.22	96.5%	94.2%	43.9%
Raleigh/Durham, NC	834	$2,081	$769	$1,312	$777.76	97.0%	92.6%	46.6%
South Florida	480	$1,885	$663	$1,222	$1,259.86	96.3%	92.8%	46.3%
Phoenix, AZ	480	$986	$640	$346	$679.16	91.7%	82.6%	59.4%
Orlando, FL	288	$624	$266	$358	$726.33	96.9%	87.7%	46.5%
Subtotal	18,553	$45,178	$20,151	$25,027	$748.46	96.5%	93.5%	54.0%

Secondary Markets
Memphis, TN	3,210	$7,050	$3,375	$3,675	$687.05	96.6%	94.2%	52.6%
Columbus, GA	1,509	$3,384	$1,376	$2,008	$689.34	97.9%	93.0%	72.1%
Jackson, MS	1,241	$2,863	$1,202	$1,661	$713.13	95.2%	94.1%	60.2%
Greenville, SC	1,140	$2,128	$981	$1,147	$561.78	96.2%	92.0%	56.7%
Lexington, KY	924	$2,082	$855	$1,227	$702.26	97.3%	96.2%	56.1%
Little Rock, AR	808	$1,739	$704	$1,035	$679.28	96.9%	95.8%	48.3%
Savannah, GA	526	$1,408	$533	$875	$807.70	97.0%	95.8%	60.1%
All Other Secondary	10,322	$23,235	$10,307	$12,928	$690.12	96.2%	93.7%	59.2%
Subtotal	19,680	$43,889	$19,333	$24,556	$686.84	96.4%	93.9%	58.5%
Operating Same Store	38,233	$89,067	$39,484	$49,583	$716.75	96.5%	93.7%	56.3%

Revenue Straight-line Adjustment (2)		$(455)		$(455)
Total Same Store		$88,612		$49,128

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM THREE MONTHS ENDED JUNE 30, 2010 (PRIOR QUARTER) AND THREE MONTHS ENDED SEPTEMBER 30, 2009 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Effective Rent
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Large Markets
Dallas, TX	-1.3%	-1.0%	4.9%	-0.6%	-6.3%	-1.3%	0.8%	0.3%	-0.2%	-2.9%
Jacksonville, FL	0.3%	-1.1%	-0.2%	-3.5%	0.6%	0.6%	0.4%	0.2%	0.4%	-3.3%
Atlanta, GA	-0.2%	3.1%	2.9%	2.0%	-2.6%	4.1%	1.1%	0.5%	-0.3%	-3.2%
Houston, TX	0.0%	0.8%	7.1%	1.6%	-5.7%	0.1%	-0.1%	1.1%	-0.1%	-4.2%
Nashville, TN	1.1%	2.7%	0.8%	5.5%	1.3%	0.9%	-0.4%	1.7%	0.6%	-2.6%
Austin, TX	0.0%	1.6%	2.9%	0.2%	-2.5%	3.0%	2.2%	2.3%	0.1%	-2.8%
Tampa, FL	-0.9%	1.4%	5.3%	4.1%	-5.1%	-0.5%	-1.3%	-0.5%	0.8%	-1.8%
Raleigh/Durham, NC	0.9%	-0.3%	2.3%	3.5%	0.2%	-2.5%	0.8%	2.2%	0.2%	-2.3%
South Florida	-1.8%	0.9%	-0.2%	-9.3%	-2.7%	7.5%	-1.6%	-0.2%	1.0%	0.6%
Phoenix, AZ	0.2%	0.7%	13.7%	15.9%	-17.8%	-19.0%	1.1%	-2.3%	-0.1%	-2.8%
Orlando, FL	0.5%	-2.2%	6.8%	-4.7%	-3.8%	-0.3%	-0.7%	-0.7%	4.0%	-1.1%
Subtotal	-0.2%	0.8%	3.6%	0.9%	-3.0%	0.7%	0.4%	0.7%	0.2%	-2.9%

Secondary Markets
Memphis, TN	1.3%	4.8%	1.8%	6.1%	0.8%	3.7%	-0.1%	-0.1%	1.0%	0.2%
Columbus, GA	-1.5%	0.1%	-3.6%	-1.9%	0.0%	1.5%	0.7%	2.3%	-0.1%	-2.7%
Jackson, MS	1.7%	4.8%	3.8%	18.5%	0.2%	-3.4%	0.2%	-2.6%	1.0%	0.9%
Greenville, SC	-0.9%	2.0%	2.6%	0.3%	-3.8%	3.4%	1.1%	1.8%	-0.1%	-1.5%
Lexington, KY	-0.2%	2.0%	5.6%	-0.2%	-3.9%	3.6%	1.1%	1.7%	0.3%	-0.6%
Little Rock, AR	1.8%	1.2%	4.1%	2.9%	0.2%	0.1%	1.5%	-0.7%	1.9%	1.5%
Savannah, GA	-1.7%	-1.7%	-2.6%	-2.0%	-1.2%	-1.6%	-0.7%	-2.6%	-0.2%	-3.8%
All Other Secondary	-0.2%	2.1%	5.0%	3.7%	-4.0%	0.8%	-0.5%	0.2%	0.7%	-1.0%
Subtotal	0.0%	2.4%	3.3%	3.9%	-2.4%	1.1%	-0.1%	0.2%	0.6%	-0.8%
Operating Same Store	-0.1%	1.6%	3.5%	2.4%	-2.7%	0.9%	0.2%	0.5%	0.4%	-1.9%

Including revenue straight-line adjustment:
Total Same Store	0.4%	1.1%			-1.9%	0.0%

MAA	November 4, 2010	Supplemental Data S-5

NOI BRIDGE (Dollars in thousands)

	Three Months Ended			Nine Months Ended
	Sep 30, 2010	Jun 30, 2010	Sep 30, 2009	Sep 30, 2010	Sep 30, 2009
NOI
Large market same store	$24,791	$25,301	$24,938	$75,069	$78,212
Secondary market same store	24,337	24,783	24,172	74,160	74,464
Total same store	49,128	50,084	49,110	149,229	152,676
Non-same store	6,930	6,010	4,001	18,700	12,106
Total NOI	56,058	56,094	53,111	167,929	164,782
Held for sale NOI included above	-	-	(327)	-	(1,116)
Management fee income	186	155	78	477	205
Depreciation	(26,466)	(24,943)	(23,913)	(76,489)	(71,316)
Acquisition expense	(989)	(486)	(30)	(1,451)	(139)
Property management expense	(4,547)	(4,479)	(4,007)	(13,303)	(12,751)
General and administrative expense	(2,957)	(3,110)	(3,163)	(8,878)	(8,306)
Interest and other non-property income	217	86	161	618	309
Interest expense	(13,598)	(13,993)	(14,371)	(41,482)	(43,072)
Gain (loss) on debt extinguishment	-	-	(2)	-	(140)
Amortization of deferred financing costs	(675)	(648)	(587)	(1,918)	(1,781)
Asset impairment	(324)	(1,590)	-	(1,914)	-
Net casualty gains (loss) and other settlement proceeds	350	102	(109)	979	(253)
Gains on sale of non-depreciable assets	-	-	1	-	1
Loss from real estate joint ventures	(282)	(298)	(288)	(856)	(640)
Discontinued operations	-	(2)	324	(2)	3,658
Net income attributable to noncontrolling interests	(224)	(228)	(260)	(889)	(1,536)
Net income attributable to
Mid-America Apartment Communities, Inc.	$6,749	$6,660	$6,618	$22,821	$27,905

Net Operating Income (NOI)
Net operating income represents total property revenues less total property operating expenses, excluding depreciation, for all properties held during the period, regardless of their status as held for sale. We believe NOI by market is a helpful tool in evaluating the operating performance within our markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

OPERATING RESULTS (Dollars and shares in thousands except per share data)

	Three Months
	Ended
	September 30,	Trailing
	2010	4 Quarters
Net income attributable to Mid-America Apartment Communities, Inc.	$6,749	$32,127
Depreciation	26,466	101,192
Interest expense	13,598	55,504
Amortization of deferred financing costs	675	2,511
Net casualty gain and other settlement proceeds	(350)	(1,264)
Gain on sale of non-depreciable assets	-	(14)
Gain on sale of discontinued operations	-	(2,047)
EBITDA	$47,138	$188,009

	Three Months Ended
	September 30,
	2010		2009
EBITDA/Debt Service	3.40	x	3.11	x
Fixed Charge Coverage (1)	3.31	x	2.59	x
Total Debt as % of Total Gross Assets	51%		49%

(1) Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.

MAA	November 4, 2010	Supplemental Data S-6

DEBT AS OF SEPTEMBER 30, 2010
Dollars in thousands

DEBT OUTSTANDING SUMMARIES
		Average
		Years to
	Principal	Contract	Effective
	Balance	Maturity	Rate
Conventional - Fixed Rate or Swapped	$1,023,853	3.9	5.2%
Tax-free - Fixed Rate or Swapped	28,870	8.2	4.7%
Conventional - Variable Rate (1)	227,829	3.9	1.0%
Conventional - Variable Rate - Capped (2)	197,936	5.5	0.8%
Tax-free - Variable Rate - Capped (2)	72,715	1.7	1.1%
Total Debt Outstanding	$1,551,203	4.0	3.8%

(1) Includes a $15 million mortgage with an imbedded cap at a 7% rate. (2) When capped rates are not reached, the average rate represents the rate on the underlying variable debt.

	Line	Amount	Amount
	Limit	Collateralized	Borrowed
Fannie Mae Credit Facilities	$1,044,429	$1,044,429	$1,019,833
Freddie Mac Credit Facilities	300,000	298,247	298,247
Regions Credit Facility	50,000	41,867	-
Other Borrowings	233,123	233,123	233,123
Total Debt	$1,627,552	$1,617,666	$1,551,203

CONTRACT MATURITIES

	Line Limit
	Credit Facilities
	Fannie Mae	Freddie Mac	Regions	Other	Total
2010	$-	$-	$-	$-	$-
2011	80,000	100,000	-	-	180,000
2012	80,000	-	50,000	-	130,000
2013	203,193	-	-	-	203,193
2014	321,236	200,000	-	17,878	539,114
2015	120,000	-	-	52,396	172,396
Thereafter	240,000	-	-	162,849	402,849
Total	$1,044,429	$300,000	$50,000	$233,123	$1,627,552

SWAPS AND FIXED RATE MATURITIES

	Swap Balances				Total
		SIFMA	Fannie Mae	Fixed Rate		Contract
	LIBOR	(formerly BMA)	Facility	Balances	Balance	Rate
2010	$50,000	$-	$-	$-	$50,000	6.2%
2011	158,000	-	-	-	158,000	5.2%
2012	150,000	17,800	-	-	167,800	5.1%
2013	190,000	-	-	-	190,000	5.2%
2014	144,000	-	-	17,878	161,878	5.7%
2015	75,000	-	-	37,196	112,196	5.6%
Thereafter	-	-	50,000	162,849	212,849	4.7%
Total	$767,000	$17,800	$50,000	$217,923	$1,052,723	5.2%